UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

The RealReal, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 600

San Francisco, CA 94133

(Address of Principal Executive Offices, including Zip Code)

(855) 435-5893

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2020, The Board of Directors (the “Board”) of The RealReal, Inc. (the “Company”) appointed Ms. Emma Grede as a new member of the Board, with such appointment to be effective immediately.

Ms. Grede fills a vacancy created by an increase in the size of the Board from eight to nine, and her term of office will expire at the Company’s 2021 annual meeting of stockholders or until her successor has been elected and qualified.

As a non-employee director, Ms. Grede is entitled to receive the compensation arrangements in accordance with the Company’s recently adopted Director Compensation Program, which includes a cash retainer of $35,000, paid quarterly, and an annual award of $165,000 in Restricted Stock Units. In addition, the Company will enter into its form of Indemnity Agreement with Ms. Grede, a copy of which has been filed as Exhibit 10.02 to the Company’s Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on June 17, 2019.

There is no arrangement or understanding between of Ms. Grede and any other persons pursuant to which Ms. Grede was appointed as a director. Furthermore, there are no transactions between Ms. Grede and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In addition, on October 28, 2020, effective immediately, the Board appointed Ms. Caretha Coleman to its Compensation, Diversity and Inclusion Committee, Ms. Carol Melton to its Corporate Governance and Nominating Committee and reassigned incumbent director Ms. Niki Leondakis from its Compensation, Diversity and Inclusion Committee to its Audit Committee, having previously determined that each member, respectively, satisfies all applicable requirements to serve on such Committees, including without limitation the applicable requirements of The Nasdaq Global Select Market and the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: November 3, 2020	By:	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary